Exhibit 99.1

 Deep Insights,Impactful Medicines  May 2021

 Disclaimers  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of apitegromab (SRK-015) to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, and the ability of SRK-181 to affect the treatment of cancer patients in a manner consistent with preclinical data constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, preclinical and clinical data, including the 12-month top-line results from the Phase 2 trial of apitegromab, are not predictive of, are inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the planned Phase 3 trial of apitegromab in SMA, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, information provided or decisions made by regulatory authorities differ from the company’s expectations, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to identify and develop multiple product candidates on the expected timeline, the impacts of the COVID-19 pandemic, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.   © Scholar Rock, Inc. All rights reserved. May 2021.

2021: Potential for Another Transformative Year

2021 | Q2 | Q3 | Q4 | 2022 and Beyond

Apitegromab Spinal Muscular Atrophy (SMA)

- ★ TOPAZ 12M topline data
- Planned apitegromab Phase 3 program in SMA by year-end
- TOPAZ extension

Apitegromab Other Indications

- *Multiple opportunities in muscular dystrophies, including Becker Muscular Dystrophy*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181 Immuno-Oncology and Oncology

- DRAGON Part A: dose escalation and continued follow-up
- DRAGON Part B to initiate mid-year: multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology

- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration

- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform

- Continue to discover and advance preclinical programs

ScholarRock 3

Bringing a Revolutionary Approach to Highly Sought-After Growth Factors Implicated in Devastating Diseases

Scholar Rock's Target

Growth Factor Precursor (Latent Form)



Scholar Rock's R&D Platform

Transform Medical Practice

- Pursue important targets with well-validated biology but are difficult to drug
- Apply revolutionary approach to tough targets
  - Leverage deep insights into structure and function
  - Engineer antibodies to deliver differentiated therapeutic profiles (i.e. exquisite selectivity)

TOPAZ demonstrated the therapeutic potential of inhibiting the latent forms of growth factors

ScholarRock 4

 Apitegromab: Transformative Potential Demonstrated in TOPAZ Phase 2 Trial for Patients with Type 2 and 3 SMA

Apitegromab Positioned to be Next Potential Transformative Therapy for Patients Suffering with SMA

- ✓ Spinal Muscular Atrophy (SMA) remains a devastating and debilitating illness despite the availability of SMN upregulators
  - To improve motor function, a muscle-directed approach like apitegromab is needed to complement the disease stabilizing effects of SMN upregulators
- ✓ Apitegromab demonstrated transformative potential in SMA through the TOPAZ Phase 2 trial, especially in non-ambulatory Type 2 and 3 patients
  - **Patients 2-6 years of age**: +7.1-point increase in HFMSE and 63% attained a ≥3-point increase with 20 mg/kg dose
  - **Patients 8-19 years of age**: +1.2-point* increase in HFMSE and 31% attained a ≥3-point increase
  - Non-ambulatory Type 2 and 3 patients represent ~2/3 of overall population
- ✓ TOPAZ results offer exciting path forward for investigating apitegromab in a rational, targeted, and efficient Phase 3 trial in non-ambulatory Type 2 and 3 patients

**Per-protocol: excludes patient with concomitant exposure to an acetylcholinesterase inhibitor not permitted per the TOPAZ protocol*

ScholarRock 6

 7  Spinal Muscular Atrophy Overview  Significant, progressive motor function impairment, many lose ambulation  Infantile onset; unable to sit up independently  Severe, progressive disabilities and Unable to walk independently  Global disease with 30,000-35,000 affected in U.S. and Europe alone    TOPAZ* 12-month results demonstrated transformative efficacy in non-ambulatory Type 2 and 3 patients Represents ~2/3 of overall patient population  Motor neuron impairment and loss due to SMN genetic deficiency, leading to muscle atrophy and weakness  *TOPAZ Phase 2 trial evaluated patients with Type 2 and 3 SMA (did not include Type 1)

 Apitegromab: Muscle-Directed Therapy Aimed at Complementing SMN Upregulators  8  Adapted from images courtesy of the SMA Foundation  Myostatin is a negative regulator of skeletal muscle growthApitegromab is a fully human, mAb that specifically binds to proforms of myostatin and inhibits myostatin activation  Apitegromab is a muscle-directed approach aimed at improving motor function  Apitegromab  SMN upregulators prevent further degeneration of motor neurons...but do not directly address muscle atrophy  Motor neurondegeneration  Muscle fiber atrophy

     9  Stage is Set for New Treatment Era: Muscle-Directed Therapy + SMN Upregulators  Phase 3Trial Design  Indication  MarketPenetration  *As of 1Q21 financial update on 4/22/21; includes patients treated worldwide in post-marketing setting, expanded access program, and clinical trials.**As of 1Q21 financial update on 4/21/21; includes patients treated worldwide between clinical trials, commercial, and compassionate use program.***As of 1Q21 financial update on 4/27/21; commercially, via managed access programs and in clinical trials  Persistent Need  Non-ambulatory Type 2/32-12 years of agePrimary endpoint: Mean change from baseline in HFMSE at 15 months  >11,000* patients treated WW$2+ billion in revenues (LTM)   ~1,200*** patients treated WW~$1.1 billion in revenues (LTM)  ~3,000** patients treated WW~CHF135 million in revenues (LTM)  Type 1, 2, and 3 SMA in pediatric and adult patients   Type 1, 2, 3 SMA in patients 2 months of age and older  Approved for SMA less than 2 years of age  Non-ambulatory Type 2/3 2-25 years of agePrimary endpoint: Mean change from baseline in MFM-32 at 12 months  Infantile-onset Type 1<6 months of agePrimary endpoints: Ability to sit independently and event-free survival  Major functional deficits remainIncreases in MFM-32 primarily limited to youngest patientsHFMSE effects not as pronounced  Limited data and eligibility for use beyond very young patients  Major functional deficits remainHFMSE improvements only in younger patients and rapidly plateaus

Patients Continue to Experience Major Functional Deficits Despite Availability of Multiple SMN Upregulator Therapies



80
60
40
20
0
HFMSE Score at Month 15
Total Possible HFMSE Score of 66
Treated patients still experience major functional deficits…
HFMSE increase from nusinersen

Mean improvement in HFMSE score experienced by patients with non-ambulatory Type 2/3 SMA in the Phase 3 CHERISH clinical trial of nusinersen

<u>TOPAZ Therapeutic Hypothesis</u>: Apitegromab may improve outcomes in patients with SMA on chronic maintenance nusinersen.

Source: Darras, B., et.al. Nusinersen in later-onset spinal muscular atrophy. *Neurology.* May 2019; 92 (21) e2492-e2506.
This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

ScholarRock 10

 Non-Ambulatory Type 2/3 SMA: Nusinersen Offers HFMSE Increases Primarily in First Year of Treatment  11  “Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study” P.257, World Muscle Society Congress 2020This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  Initial treatmentCHERISH  Chronic maintenance phaseSHINE  Most nusinersen-treated patients in CHERISH were <5 years at therapy initiation  +3.9-points  Mean (+ SE) Change in HFMSETotal Score From Baseline  Analysis Visit, d  1 92 169 253 350 450 690 930 1170 1410 1650  -1-2-3-4  8765  43210        Nusinersen CHERISH trial showed mean HFMSE increase of +3.9 points in first 15 monthsImprovement largely observed in younger patientsMajority of older children (initiate treatment >5 years of age) do not improve  +3.9-points

 Plateauing of Nusinersen Effect Observed Post Initial 15 Months of Treatment in Non-Ambulatory Type 2/3 SMA  12  “Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study” P.257, World Muscle Society Congress 2020This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  Most nusinersen-treated patients in CHERISH were <5 years at therapy initiation  Mean (+ SE) Change in HFMSETotal Score From Baseline  Analysis Visit, days  1 92 169 253 350 450 690 930 1170 1410 1650  -1-2-3-4  8765  43210      Nusinersen observed plateauing of improvement during chronic maintenance phase…  <1-point increase in HFMSE after first 15 months of treatment  +3.9-points  +4.6-points  Unmet Need for Motor Function Gains  Initial treatmentCHERISH  Chronic maintenance phaseSHINE

 Apitegromab Phase 2 Trial Design  13      Patients with Type 2 and 3 SMA  Ambulatory Type 3 patients (ages 5-21)Apitegromab 20 mg/kg IV Q4W monotherapy or with chronic nusinersen maintenance  Key objectives: RHS and Safety at 12 months  Non-ambulatory Type 2 patients (ages ≥2) on chronic maintenance nusinersen (initiated <5 years of age)Apitegromab 2 mg/kg and 20 mg/kg IV Q4W + nusinersen  Key objectives: HFMSE and safety at 12 months  Non-ambulatory Type 2/3 patients (ages 5-21) on chronic maintenance nusinersen (initiated ≥5 years of age) Apitegromab 20 mg/kg IV Q4W + nusinersen  Key objectives: HFMSE and safety at 12 months      57 patients* completed 12-month TOPAZ trial      All Elected to Opt Into Extension Period    Patients on background SMN therapy were in chronic maintenance phase of nusinersen (~5 mean maintenance doses at baseline)   *Excludes one patient from Cohort 1 that discontinued from the trial

 Baseline CharacteristicsNusinersen-treated patients well into chronic maintenance phase  14    Non-Ambulatory,Ages 2-6      Non-Ambulatory,Ages 8-19  Ambulatory        20 mg/kg +nusinersen  2 mg/kg +nusinersen  Pooled  20 mg/kg +nusinersen  20 mg/kgmonotherapy  20 mg/kg +nusinersen  Pooled  N   10  10  20  15  11  12  23  Mean age (min, max)  3.8 (2, 6)  4.1 (2, 6)  4.0 (2, 6)  11.7 (8, 19)  12.1 (7, 19)  13.1 (7, 21)  12.6 (7, 21)  Mean RHS score (min, max)          47.6 (26, 63)  51.3 (43, 62)  49.6 (26, 63)  Mean HFMSE score (min, max)  23.5 (14, 42)  26.1 (12, 44)  24.8 (12, 44)  22.7 (13, 39)        Mean # of nusinersen maintenance doses (min, max)  5.4 (3, 8)  5.5 (2, 9)  5.5 (2, 9)  5.1 (2, 9)  N/A  5.6 (2, 8)  N/A  SMN2 Gene Copy* (#, %)                2  1 (10%)  1 (10%)  2 (10%)    1 (9%)  0 (0%)  1 (4%)  3  8 (80%)  8 (80%)  16 (80%)  11 (73%)  4 (36%)  9 (75%)  13 (57%)  4  0 (0%)  1 (10%)  1 (5%)  2 (13%)  4 (36%)  1 (8%)  5 (22%)  Discontinuation(s)  0  0  0  0  0  1**  1**  *Data not available for all patients**Patient who discontinued study for reasons unrelated to study drugHFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale  Data on file. Scholar Rock, Inc. Cambridge, MA

 Non-Ambulatory Cohort (Ages 2-6): Sizable HFMSE Increases of Up to 20-points  15  Non-Ambulatory Type 2 SMA(Intent-to-Treat Population)  Apitegromab 20 mg/kg + nusinersen (n=8)  Apitegromab 2 mg/kg + nusinersen (n=9)  Pooled (n=17)  Mean change from baseline in HFMSE (95% CI)  +7.1 (1.8, 12.5)  +5.3 (-1.5, 12.2)  +6.2 (2.2, 10.1)  # (%) patients achieving ≥1-pt increase in HFMSE  7/8 (88%)  7/9 (78%)  14/17 (82%)  # (%) patients achieving ≥3-pt increase in HFMSE  5/8 (63%)  5/9 (56%)  10/17 (59%)  # (%) patients achieving ≥5-pt increase in HFMSE  5/8 (63%)  5/9 (56%)  10/17 (59%)  35% (6/17) with >10-point increase in HFMSEUp to 20-point increases in HFMSE observedSizable, dose-dependent increases in HFMSE observed in patients already on chronic maintenance nusinersenDurable and continuous improvements observed through 12-monthsCHERISH and SHINE nusinersen studies suggest substantial HFMSE increases do not occur in younger patients following first year of treatment     Data on file. Scholar Rock, Inc. Cambridge, MA

Non-Ambulatory Cohort (Ages 8-19): Majority of Patients Attained Increases in HFMSE

TOPAZ

Non-Ambulatory Type 2 and Type 3 SMA	Apitegromab (20 mg/kg) + nusinersen Per Protocol Population* (n=13)	Apitegromab (20 mg/kg) + nusinersen Intent-to-Treat Population (n=14)
Mean change from baseline in HFMSE (95% CI)	+1.2 (-0.5, 2.9)	+0.6 (-1.4, 2.7)
# (%) patients achieving ≥1-pt increase in HFMSE	9/13 (69%)	9/14 (64%)
# (%) patients achieving ≥3-pt increase in HFMSE	4/13 (31%)	4/14 (29%)
# (%) patients achieving ≥5-pt increase in HFMSE	2/13 (15%)	2/14 (14%)



Change from baseline of HFMSE score
1.5
1.0
0.5
0.0
-0.5
Baseline
Week 8
Week 16
Week 24
Week 32
Week 40
Month 12 Endpoint
SRK-015 20 mg/kg
Sample size at each visit
SRK-015 20 mg/kg 15 15 14 14 12 9 14

- Majority of patients attained increases in HFMSE
  - ~30% achieved ≥3-point increase in HFMSE
  - Durability of effect observed through 12-months
- Improvements not seen with other therapies in this older patient population
  - Patients already on chronic maintenance nusinersen
- CHERISH data suggest older patients on average observe declines and rarely observe a 3-point increase in HFMSE

**Patient had concomitant exposure to an acetylcholinesterase inhibitor, which is not permitted per the TOPAZ trial protocol*
Data on file. Scholar Rock, Inc. Cambridge, MA

ScholarRock. 16

 Safety Results from TOPAZ 12-Month Top-Line Analysis Support Evaluation of Apitegromab in Phase 3 Trial  17  Treatment-emergent adverse events (TEAEs)  Apitegromab 2 mg/kg (n=10)  Apitegromab 20 mg/kg (n=48)  Total (n=58)  Any TEAE  9 (90.0%)  44 (91.7%)  53 (91.4%)  Any Serious TEAE  1 (10.0%)  4 (8.3%)  5 (8.6%)  Any TEAE leading to study drug discontinuation  0 (0.0%)  1 (2.1%)  1 (1.7%)  Any Grade 3 (severe) or higher TEAE  0 (0.0%)  3 (6.2%)  3 (5.2%)  Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.*TEAE rates are across all patients in TOPAZ trialData on file. Scholar Rock, Inc. Cambridge, MA  Five most frequently reported TEAEs*: Headache (24%), pyrexia (22%), upper respiratory tract infection (22%), cough (22%), and nasopharyngitis (21%).SAEs, Grade 3 AEs and AE leading to early study discontinuation were all assessed by investigators as unrelated to study drugAnti-drug antibodies (ADA) were present at low titers following apitegromab treatment in 3 out of 58 enrolled patients. No apparent impact on drug exposure was observed and was not associated with any hypersensitivity reactions. No safety signals identified as of the TOPAZ 12-month top-line analysis.  Incidence and severity of AEs were consistent with the underlying patient population and background therapy

Initial Regulatory Strategy Focuses on Non-Ambulatory Patients on Background SMN Therapy

Global disease with 30,000-35,000 affected in U.S. and Europe alone



Type 3
35%
Type 2
51%
Type 1
14%

3 Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests potential clinical benefit in a subset of patients

1 Apitegromab in non-ambulatory Type 2 and 3 with background SMN upregulators

- Represents 2/3 of overall patients
- Many patients already treated with or are eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

Anticipated Focus of Phase 3 Trial

2 Type 1 patients, including those treated with gene therapy

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

ScholarRock 18

 19  Preliminary Thoughts on Apitegromab Phase 3 Trial Design  Design  Subjects  Key Objectives  Timeline  Non-ambulatory Type 2 and Type 3 SMAPediatric population in chronic maintenance phase of SMN therapy  HFMSESafety  Aim to initiate by end of 2021  12-month treatment periodApitegromab IV Q4W as add-on to nusinersen or risdiplamTOPAZ data support investigation of 20 mg/kg dose    Registrational trial design subject to regulator interactions and feedback

Additional Opportunities May Be Pursued With Separate Regulatory Strategies

Global disease with 30,000-35,000 affected in U.S. and Europe alone



Type 3
35%
Type 2
51%
Type 1
14%

3 Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests potential clinical benefit in a subset of patients

1 Apitegromab in non-ambulatory Type 2 and 3 with background SMN upregulators

- Represents 2/3 of overall patients
- Patients already treated with or eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

2 Type 1 patients, including those treated with gene therapy

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

ScholarRock 20

 Majority of Ambulatory Patients Maintained or Improved in RHS Score from Baseline  21  Ambulatory Type 3 SMA (Intent-to-Treat Population)  Apitegromab (20 mg/kg)monotherapy (n=11)  Apitegromab (20 mg/kg) + nusinersen (n=12)  Pooled (n=23)  Mean change from baseline in RHS (95% CI)  -0.4 (-3.9, 3.1)  -0.3 (-2.0, 1.4)  -0.3 (-2.1, 1.4)  # (%) patients achieving ≥0-pt increase in RHS  6/11 (55%)  7/12 (58%)  13/23 (57%)  # (%) patients achieving ≥1-pt increase in RHS  4/11 (36%)  5/12 (42%)  9/23 (39%)  # (%) patients achieving ≥3-pt increase in RHS  3/11 (27%)  2/12 (17%)  5/23 (22%)  Data on file. Scholar Rock, Inc. Cambridge, MA  Majority of patients maintained or improved57% (13/23) with ≥0-point increase in RHS39% (9/23) with ≥1-point increase in RHSIncreases of up to 8-points observedPotential signal for therapeutic benefit observed in this population

Additional TOPAZ Data and Analyses Will Further Our Understanding of Apitegromab's Potential in SMA

TOPAZ trial enrolled in ~8 months

57 patients* completed 12-month TOPAZ trial

All Elected to Opt Into Extension Period

- Exploratory analyses, including patient-level data
- Additional outcome measures
- Additional safety data

Plan to present 12-month top-line data and additional analyses at medical congresses in coming months

*Excludes one patient from Cohort 1 that discontinued from the trial

ScholarRock 22

 23  SRK-181: Potential Transformative Backbone for a New Era ofCancer Immunotherapy

Significant Interest in Potential Role of TGFβ Inhibition in Immuno-Oncology

Nature (online), Feb. 14, 2018.

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1]*, Shannon J. Turley[1]*, Dorothee Nickles[1]*, Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[1], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

Cell — Article

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Authors

Willy Hugo, Jesse M. Zaretsky, Lu Sun, Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

NATURE REVIEWS | CLINICAL ONCOLOGY

TGFβ biology in cancer progression and immunotherapy

Rik Derynck[1,2,3], Shannon J. Turley[4] and Rosemary J. Akhurst[2,3]

July 24, 2020: https://doi.org/10.1038/ s41571-020-0403-1

February 2019: *"GSK and Merck KGaA, Darmstadt, Germany announce global alliance to jointly develop and commercialise M7824, a novel immunotherapy with potential in multiple difficult-to-treat cancers"*

- €300 million upfront and up to €3.7 billion total

June 2019: *"Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGFβ"*

- $773 million total potential deal value

August 2020: *"Bristol Myers Squibb Enters Agreement to Acquire Forbius TGF-beta Program"*

ScholarRock 24

 Cancer Genome Atlas RNAseq analysis of >10,000 samples spanning 33 tumor types*  Substantial % of solid tumors exhibit immune exclusion  Emerging Evidence Implicates TGFβ1 as Driving Primary Resistance to Checkpoint Inhibitors    Human Tumor Analyses Reveal TGFβ1 as Most Likely Driver of TGFβ Signaling Pathway in Cancers  25  †Priti H, et al. Top 10 challenges in cancer immunotherapy. Immunity. 2020 Jan 14:52(1):17-35. https://doi.org/10.1016/j.immuni.2019.12.011.*Source: National Cancer Institute - Cancer Genome Atlas Program.

SRK-181: Unique TGFβ1-Selective Approach to Overcoming Checkpoint Inhibitor Resistance

Scholar Rock's Target
SRK-181: Latent TGFβ1 Inhibitor



Traditional target:
"Mature" growth factor

- ✓ **Inhibits TGFβ1 pathway** - implicated in CPI resistance
- ✓ **Highly selective targeting** - avoids inhibiting latent TGFβ2 and TGFβ3 isoforms
- ✓ **Aimed at increasing therapeutic window** – potentially avoids toxicities associated with non-selective TGFβ inhibition
- ✓ **Therapeutic flexibility** - pair with any CPI and optimize dosing of each component of combination therapy

ScholarRock 26

DRAGON Phase 1 POC Trial to Evaluate SRK-181's Ability to Overcome Primary Resistance to Checkpoint Inhibitors

DRAGON

Part A

A1: SRK-181 all-comers

- SRK-181 80 mg (n=1)
- SRK-181 240 mg (n=1)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)
- SRK-181 3000 mg (n=3)

A2: SRK-181+anti-PD-(L)1; non-responders to prior anti-PD-(L)1

- SRK-181 240 mg (n=3)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)
- Different dose regimen if needed (n=3)

Part B

SRK-181 + anti-PD-(L)1; non-responders to prior anti-PD-(L)1

n=up to 40/cohort

- **Cohort A:** non-small cell lung cancer (NSCLC) → SRK-181 + pembrolizumab
- **Cohort B:** urothelial carcinoma (UC) → SRK-181 + pembrolizumab
- **Cohort C:** cutaneous melanoma → SRK-181 + pembrolizumab
- **Cohort D:** Other solid tumor types → SRK-181 + any anti-PD-(L)1

- As of March 9, 2021:
  - Part A1: 3000 mg Q3W dose being evaluated
  - Part A2: 1600 mg Q3W dose being evaluated
- Part B initiation planned mid-year
- Initial clinical response and safety data anticipated by year-end 2021

NCT04291079 on www.clinicaltrials.gov.

ScholarRock 27

2021: Potential for Another Transformative Year

2021 Q2 | Q3 | Q4 | 2022 and Beyond

Apitegromab Spinal Muscular Atrophy (SMA)
- ★ TOPAZ 12M topline data
- Planned apitegromab Phase 3 program in SMA by year-
- TOPAZ extension

Apitegromab Other Indications
- *Multiple opportunities in muscular dystrophies, including Becker Muscular Dystrophy*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181 Immuno-Oncology and Oncology
- DRAGON Part A: dose escalation and continued follow-up
- DRAGON Part B to initiate mid-year: multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology
- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration
- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform
- Continue to discover and advance preclinical programs

ScholarRock 28

 Appendix

     Scholar Rock’s Guiding Principles for Neuromuscular Indication Selection    Key Characteristics of Spinal Muscular Atrophy (SMA)  Younger population    Genetic disorder with onset in childhood  At least partially intact innervation and no structural muscle abnormalities    Partial neural connectivity and atrophied muscles that largely retain structural integrity  Need for increase in fast-twitch muscle fibers    Substantial deficit in fast-twitch fibers  Clinical trial endpoint driven by fast-twitch fiber function    Fast-twitch fiber function has a prominent role in SMA outcome measures  30  Apitegromab: Pairing the latent form with important translational insights

Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Effects

Pharmacokinetics* (PK)



TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)
Mean (±SD) SRK-015 Concentration (µg/mL)
10000
1000
100
10
1
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)

- Dose-proportional and sustained drug exposure following chronic administration of apitegromab

Pharmacodynamics (PD)



Mean (±SD) Latent Myostatin Concentration (ng/mL)
10000
1000
100
10
1
TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)

- Both 2 mg/kg and 20 mg/kg doses yielded high levels of target engagement (>100-fold increase from baseline)
- 20 mg/kg dose offers relatively higher magnitude of target engagement than 2 mg/kg dose

High levels of target engagement achieved by both doses, with relatively higher absolute levels with high dose

*Starting at day 28, measures are pre-dose trough levels

Data on file. Scholar Rock, Inc. Cambridge, MA

ScholarRock. 31

 Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology  32  TGFβ1          Regulatory T cell  Tumor Associated Macrophage  Cancer Associated Fibroblasts (Stromal cells)    Tumor cells          TGFβ1 is a key driver of immune system evasion by cancer cells  Pathway analysis in patient tumors points to TGFβ1 as major determinant of primary resistance to anti-PD-(L)1 therapy TGFβ1 creates ‘immune excluded’ tumor microenvironment

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Melanoma (Cloudman S91) model: Combination treatment led to tumor regression and survival benefit

Tumor Regression: Monotherapy



SRK-181-mIgG1 (30 mg/kg QW)
Anti-PD1 (10 mg/kg BIW)
Tumor volume (mm3)
2000
1500
1000
500
0
0 14 28 42 56 70
Responders 0/12
3/12
Days after treatment initiation

Tumor Regression: Combination Therapy



Anti-PD1/SRK-181-mIgG1 (10 mg/kg QW)
Anti-PD1/SRK-181-mIgG1 (30 mg/kg QW)
2000
1500
1000
500
0
0 14 28 42 56 70
4/9
8/11
Days after treatment initiation

Survival Benefit



100
75
50
25
0
0 14 28 42 56 70
Days after treatment initiation
*
*
†

- Control
- SRK-181-mIgG1 (30 mg/Kg/wk)
- Anti-PD1 (10 mg/Kg/2xwk)
- Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
- Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
- Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)

*P<0.01.
†P<0.05 Log-rank (Mantel-Cox test) vs anti-PD1.

Overcoming immune exclusion

Anti-PD1



Anti-PD1/ SRK-181-mIgG1 led to influx of CD8+ cells in preclinical bladder tumor model



Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456.
https://scholarrock.com/platform/publications.

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 TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy  Days after treatment initiation  Tumor volume (mm3)  Anti-PD1/SRK-181-mIgG1(10 mg/kg QW)  Anti-PD1/SRK-181-mIgG1(3 mg/kg QW)  4/14  8/14  Preclinical data published in Science Translational Medicine. Martin CJ, et al. Sci Transl Med. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications/.*SRK-181-mIgG1 is the murine version of SRK-181; responder defined as tumor size <25% endpoint volume at study end.  Bladder Cancer  Breast Cancer (TGFβ1/3 co-expressing)  Responders  SRK-181-mIgG1* (10 mg/kg QW)  0/13  Anti-PD1 (10 mg/kg BIW)  0/12  0/10  SRK-181-mIgG1* (10 mg/kg QW)  Anti-PD1/SRK-181-mIgG1(10 mg/kg QW)  5/10  Responders 0/9  Control  0/9  Anti-PD1 (10 mg/kg BIW)  34

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile


Microscopic observations in heart
Valvulopathy
Atrium—Mixed cell infiltrate
Myocardium—Degeneration/necrosis
Myocardium—Hemorrhage
Myocardium—Mixed cell infiltrate, base
Coronary artery—Necrosis with inflammation
Cardiomyocyte—Necrosis/inflammatory cell infiltrate
Control
Vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
iv, 1 dose
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
LEGEND
Unremarkable
Minimal
Slight
Moderate

Repeat dose pilot toxicology study in adult female Sprague Dawley rats:

- Cardiac findings were exhibited in animals dosed with a pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) as expected based on published data†
- No cardiotoxicities (valvulopathy) were noted with SRK-181
  - NOAEL for SRK-181 was the highest dose evaluated of 100 mg/kg QW

4-week GLP toxicology studies:

- Rats: NOAEL for SRK-181 was up to highest evaluated dose of 200 mg/kg QW
- Non-human primates: NOAEL for SRK-181 was up to highest evaluated dose of 300 mg/kg QW

Selectivity of SRK-181 offers potential to overcome toxicity and dose-limiting challenges of non-selective TGFβ pathway approaches

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med* 2020 Mar 25;12(536): eaay8456.
*Source: Anderton MJ, et al. Induction of heart valve lesions by small-molecule ALK5 inhibitors. *Toxicol Pathol.* 2011;39: 916-924; and Stauber AJ, et al. Nonclinical safety evaluation of a transforming growth factor β Receptor I kinase inhibitor in Fischer 344 rats and beagle dogs. *J Clin Pract.* 2014: 4:3.

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